UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21369
                                                     ---------

                      OPPENHEIMER INTERNATIONAL VALUE TRUST
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: APRIL 30
                                                 --------

                      Date of reporting period: 04/30/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN GEOGRAPHIC HOLDINGS
--------------------------------------------------------------------------------
Japan                                                                      17.5%
--------------------------------------------------------------------------------
France                                                                     13.0
--------------------------------------------------------------------------------
United Kingdom                                                             12.1
--------------------------------------------------------------------------------
Switzerland                                                                 6.7
--------------------------------------------------------------------------------
The Netherlands                                                             6.5
--------------------------------------------------------------------------------
Germany                                                                     6.2
--------------------------------------------------------------------------------
Italy                                                                       5.3
--------------------------------------------------------------------------------
Korea, Republic of South                                                    4.6
--------------------------------------------------------------------------------
United States                                                               3.3
--------------------------------------------------------------------------------
Ireland                                                                     3.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on the total market value of investments.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Swiss Reinsurance Co.                                                       2.9%
--------------------------------------------------------------------------------
Haseko Corp.                                                                2.9
--------------------------------------------------------------------------------
Bayerische Motoren Werke AG                                                 2.4
--------------------------------------------------------------------------------
Nokia Oyj                                                                   2.2
--------------------------------------------------------------------------------
Nestle SA                                                                   2.2
--------------------------------------------------------------------------------
Aksa Akrilik Kimya Sanayii AS                                               2.2
--------------------------------------------------------------------------------
Eni SpA                                                                     2.1
--------------------------------------------------------------------------------
Credit Agricole SA                                                          2.1
--------------------------------------------------------------------------------
Japan Digital Laboratory Co. Ltd.                                           2.1
--------------------------------------------------------------------------------
Fondiaria-Sai SpA                                                           2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on net assets.

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------


                    9 | OPPENHEIMER INTERNATIONAL VALUE FUND

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TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REGIONAL ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Europe                          64.0%
Asia                            27.2
United States/Canada             4.5
Middle East/Africa               3.1
Latin America                    1.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on the total market value of investments.

--------------------------------------------------------------------------------


                    10 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund performed fairly well in both absolute and relative terms during the period under review, with its Class A shares (without sales charge) rising by 18.49% and performing ahead of its benchmark, the MSCI World Index, which returned 16.98% over the same period. The Fund was helped by positive stock selection rather than asset allocation, although the Fund's overweight in developed markets did slightly hurt relative performance.

      By far, the top contributor to performance during the year under review was Orient Overseas International Ltd., a Hong Kong based shipping company. We bought Orient at a low price a couple of years ago and built up our position in the name while the shares underperformed for the first year of ownership. Since the company announced that it was exploring a sale of their terminal business in July 2006, and then the actual sale of that business for a very rich valuation in November 2006, the shares have soared, almost tripling in value from the lows. We have reduced our position as the stock's valuation increased. Other top contributors included Cable & Wireless plc, a UK telecoms company that has undergone restructuring, Tesco plc, the leading food retailer in the UK, and Vinci SA, the leading construction company in the world.

      Our detractors were mostly small companies that saw business conditions deteriorate. Technical Olympic SA, a Greek construction and real estate company, suffered as its U.S. subsidiary faced a very marked downturn in profitability. CoolBrands International, Inc., a Canadian ice cream treats maker, saw its profitability turn to losses and its weak balance sheet compounded the problem. We have since exited the stock. iSOFT Group plc, a UK medical software maker, suffered a major delay in an important contract. Van der Moolen, a Dutch securities trading firm, saw its U.S. profits collapse and we exited our position.

      The top sector weights are financials and consumer discretionary, each of which account for around 20% of the Fund. Bank profits have continued to rise in Europe and our European banks such as Anglo Irish Bank Corp. and National Bank of Greece SA have done well for shareholders. In addition, insurers' profits were sharply higher in 2006, due to a lack of natural catastrophes this year following the record hurricane season in 2005. Consumer stocks have also done well in many cases, helped by improving consumer confidence. A number of big consumer-related holdings such as Tesco plc, Nestle SA and Unilever NV have performed well for the Fund in the last year.


                    11 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      We continue to like the Japanese market, where we believe it seems easier to find undervalued stocks than in any other major world stock market. By sector, we continue to like the oil service sector, where we have done well this year with Petroleum Geo-Services ASA (PGS) and Seabird Exploration Ltd. We believe that profitability in this sector will continue to grow strongly for the next year or two. Our largest single common stock position is in Swiss Reinsurance Co., the leading reinsurer in the world. Swiss Reinsurance combines a low valuation, positive fundamentals and increasing shareholder friendliness, as the company bought back a meaningful amount of their shares and increased dividends to shareholders.

      We are long-term investors in undervalued stock situations and do not focus on how the market may gyrate in the short term. While our investment practice is not based on trying to guess what the market will do, we remain reasonably constructive in terms of our outlook. We continue to search for better-than-average companies that sell on lower-than-average valuations.

      AS ALWAYS, WE URGE SHAREHOLDERS TO KEEP IN MIND THE ADDED VOLATILITY AND RISK--INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL
INSTABILITY--THAT INVESTING IN THE SECURITIES OF INTERNATIONAL MARKETS ENTAILS.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2007. In the case of Class A shares, performance is measured from the inception date of August 1, 2003. In the case of Class B and Class C shares, performance is measured from inception of the classes on May 6, 2004. In the case of Class Y shares, performance is measured from inception of the class on September 27, 2005. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchange of 23 countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                    12 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    Oppenheimer International Value Fund (Class A)
    MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer International
                Value Fund (Class A)     MSCI World Index

  8/1/2003            $ 9,425                 $10,000
10/31/2003            $10,669                 $10,896
 1/31/2004            $11,689                 $11,952
 4/30/2004            $12,286                 $11,840
 7/31/2004            $12,106                 $11,811
10/31/2004            $12,844                 $12,395
 1/31/2005            $14,576                 $13,251
 4/30/2005            $14,466                 $13,134
 7/31/2005            $15,278                 $13,974
10/31/2005            $15,258                 $14,108
 1/31/2006            $17,154                 $15,581
 4/30/2006            $18,513                 $16,406
 7/31/2006            $17,963                 $15,964
10/31/2006            $19,344                 $17,199
 1/31/2007            $20,695                 $18,208
 4/30/2007            $21,937                 $19,286

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  11.68%    Since Inception (8/1/03)  23.32%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                    13 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    Oppenheimer International Value Fund (Class B)
    MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer International
                Value Fund (Class B)     MSCI World Index

  5/6/2004            $10,000                 $10,000
 7/31/2004            $ 9,823                 $ 9,976
10/31/2004            $10,400                 $10,469
 1/31/2005            $11,761                 $11,192
 4/30/2005            $11,647                 $11,093
 7/31/2005            $12,275                 $11,802
10/31/2005            $12,226                 $11,916
 1/31/2006            $13,722                 $13,160
 4/30/2006            $14,771                 $13,856
 7/31/2006            $14,293                 $13,483
10/31/2006            $15,358                 $14,526
 1/31/2007            $16,395                 $15,379
 4/30/2007            $17,039                 $16,289

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  12.39%    Since Inception (5/6/04)  19.56%


                    14 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    Oppenheimer International Value Fund (Class C)
    MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer International
                Value Fund (Class C)     MSCI World Index

  5/6/2004            $10,000                 $10,000
 7/31/2004            $ 9,823                 $ 9,976
10/31/2004            $10,393                 $10,469
 1/31/2005            $11,761                 $11,192
 4/30/2005            $11,647                 $11,093
 7/31/2005            $12,275                 $11,802
10/31/2005            $12,235                 $11,916
 1/31/2006            $13,730                 $13,160
 4/30/2006            $14,790                 $13,856
 7/31/2006            $14,319                 $13,483
10/31/2006            $15,387                 $14,526
 1/31/2007            $16,423                 $15,379
 4/30/2007            $17,379                 $16,289


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  16.51%    Since Inception (5/6/04)  20.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                    15 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    Oppenheimer International Value Fund (Class Y)
    MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer International
                Value Fund (Class Y)     MSCI World Index

 9/27/2005            $10,000                 $10,000
10/31/2005            $ 9,757                 $ 9,759
 1/31/2006            $10,990                 $10,779
 4/30/2006            $11,868                 $11,349
 7/31/2006            $11,522                 $11,044
10/31/2006            $12,420                 $11,898
 1/31/2007            $13,298                 $12,596
 4/30/2007            $14,109                 $13,341

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 4/30/07

1-Year  18.89%    Since Inception (9/27/05)  24.15%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                    16 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first offered on 8/1/03. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 5/6/04. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/6/04. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 9/27/05. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                    17 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information).


                    18 | OPPENHEIMER INTERNATIONAL VALUE FUND

Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                              BEGINNING          ENDING          EXPENSES
                              ACCOUNT            ACCOUNT         PAID DURING
                              VALUE              VALUE           6 MONTHS ENDED
                              (11/1/06)          (4/30/07)       APRIL 30, 2007
--------------------------------------------------------------------------------
Class A Actual                $1,000.00          $1,134.10       $ 7.11
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00           1,018.15         6.73
--------------------------------------------------------------------------------
Class B Actual                 1,000.00           1,129.00        11.89
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00           1,013.69        11.25
--------------------------------------------------------------------------------
Class C Actual                 1,000.00           1,129.50        11.30
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00           1,014.23        10.69
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00           1,136.10         4.88
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00           1,020.23         4.62

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2007 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           1.34%
---------------------------
Class B           2.24
---------------------------
Class C           2.13
---------------------------
Class Y           0.92

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                    19 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS  April 30, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--96.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--22.5%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.1%
Continental AG                                            16,446   $  2,299,958
--------------------------------------------------------------------------------
AUTOMOBILES--5.9%
Bayerische Motoren
Werke AG                                                  78,904      4,894,957
--------------------------------------------------------------------------------
Hyundai Motor Co.                                         64,238      4,069,328
--------------------------------------------------------------------------------
PSA Peugeot Citroen                                       24,845      2,013,744
--------------------------------------------------------------------------------
Toyota Motor Corp.                                        20,580      1,253,810
                                                                   -------------
                                                                     12,231,839

--------------------------------------------------------------------------------
DISTRIBUTORS--2.0%
Fujitsu Devices, Inc.                                    108,000      1,567,269
--------------------------------------------------------------------------------
Medion AG                                                184,095      2,528,306
                                                                   -------------
                                                                      4,095,575

--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.6%
Agfa Gevaert NV                                           47,420      1,144,609
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Compass Group plc                                        258,990      1,873,849
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.6%
Barratt
Developments plc                                          25,210        541,755
--------------------------------------------------------------------------------
Haseko Corp. 1                                         1,775,500      5,890,421
--------------------------------------------------------------------------------
Matsushita Electric
Industrial Co.                                            26,000        502,632
--------------------------------------------------------------------------------
Waterford
Wedgwood plc 1                                        10,058,734        535,338
                                                                   -------------
                                                                      7,470,146

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.7%
Sega Sammy
Holdings, Inc.                                            68,500      1,547,187
--------------------------------------------------------------------------------
MEDIA--2.6%
British Sky
Broadcasting
Group plc                                                180,199      2,071,957
--------------------------------------------------------------------------------
Vivendi SA                                                80,720      3,328,398
                                                                   -------------
                                                                      5,400,355

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.9%
Aoyama Trading Co.                                        52,273   $  1,600,524
--------------------------------------------------------------------------------
DSG International plc                                    375,010      1,203,853
--------------------------------------------------------------------------------
Kingfisher plc                                           572,923      3,096,194
                                                                   -------------
                                                                      5,900,571

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.2%
Aksa Akrilik Kimya
Sanayii AS 1                                           1,668,935      4,545,578
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.5%
--------------------------------------------------------------------------------
BEVERAGES--0.7%
Heineken NV                                               29,150      1,556,763
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.7%
Tesco plc                                                378,896      3,483,237
--------------------------------------------------------------------------------
FOOD PRODUCTS--3.7%
Nestle SA                                                 11,568      4,568,085
--------------------------------------------------------------------------------
Unilever NV                                              102,253      3,119,092
                                                                   -------------
                                                                      7,687,177

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.2%
Coreana Cosmetics
Co. Ltd. 1                                               822,711      1,311,261
--------------------------------------------------------------------------------
Reckitt Benckiser plc                                     19,643      1,076,861
                                                                   -------------
                                                                      2,388,122

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.2%
Amorepacific Corp.                                         1,492        957,641
--------------------------------------------------------------------------------
Pacific Corp.                                              7,945      1,483,192
                                                                   -------------
                                                                      2,440,833

--------------------------------------------------------------------------------
ENERGY--6.8%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.6%
Petroleum
Geo-Services ASA 1                                        87,000      2,388,560
--------------------------------------------------------------------------------
Seabird
Exploration Ltd. 1                                       516,457      2,836,940
                                                                   -------------
                                                                      5,225,500


                    20 | OPPENHEIMER INTERNATIONAL VALUE FUND

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS--4.2%
Eni SpA                                                  132,290   $  4,389,649
--------------------------------------------------------------------------------
Thai Oil Public Co. Ltd. 2                               342,900        645,865
--------------------------------------------------------------------------------
Total SA                                                  49,550      3,657,918
                                                                   -------------
                                                                      8,693,432

--------------------------------------------------------------------------------
FINANCIALS--21.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.8%
Nomura Securities
Co. Ltd.                                                  91,500      1,762,267
--------------------------------------------------------------------------------
COMMERCIAL BANKS--10.3%
ABN Amro Holding NV                                       70,900      3,457,442
--------------------------------------------------------------------------------
Anglo Irish Bank Corp.                                   122,626      2,755,401
--------------------------------------------------------------------------------
Bank of Ireland                                          160,607      3,430,262
--------------------------------------------------------------------------------
Credit Agricole SA                                       102,461      4,305,049
--------------------------------------------------------------------------------
Danske Bank AS                                            24,990      1,171,957
--------------------------------------------------------------------------------
National Bank of
--------------------------------------------------------------------------------
Greece SA                                                 54,640      3,058,473
--------------------------------------------------------------------------------
Royal Bank of Scotland
Group plc (The)                                           77,912      2,989,530
                                                                   -------------
                                                                     21,168,114

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.5%
Ichiyoshi Securities
Co. Ltd.                                                  38,900        628,175
--------------------------------------------------------------------------------
Investor AB, B Shares                                     95,817      2,577,163
                                                                   -------------
                                                                      3,205,338

--------------------------------------------------------------------------------
INSURANCE--7.0%
Aegon NV                                                 199,375      4,094,366
--------------------------------------------------------------------------------
Aksigorta AS                                              22,484        104,481
--------------------------------------------------------------------------------
Fondiaria-Sai SpA                                        100,240      4,095,442
--------------------------------------------------------------------------------
Swiss Reinsurance Co.                                     64,597      6,076,430
                                                                   -------------
                                                                     14,370,719

--------------------------------------------------------------------------------
REAL ESTATE--1.8%
Emperor Entertainment
Hotel Ltd.                                             4,464,000        844,590
--------------------------------------------------------------------------------
First Juken Co. Ltd.                                     320,200      2,777,605
                                                                   -------------
                                                                      3,622,195

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Shanghai Forte Land
Co. Ltd.                                               1,451,000   $    660,032
--------------------------------------------------------------------------------
HEALTH CARE--7.5%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.9%
Mediceo Paltac
Holdings Co. Ltd.                                        106,560      1,941,067
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.2%
iSOFT Group plc 1                                        600,210        501,095
--------------------------------------------------------------------------------
PHARMACEUTICALS--6.4%
China Pharmaceutical
Group Ltd. 1                                           5,860,000      1,266,723
--------------------------------------------------------------------------------
GlaxoSmithKline plc 3                                    109,168      3,163,183
--------------------------------------------------------------------------------
Novartis AG                                               53,329      3,110,766
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                         32,120      2,944,236
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                            40,600      2,631,796
                                                                   -------------
                                                                     13,116,704

--------------------------------------------------------------------------------
INDUSTRIALS--11.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.9%
Safran SA                                                 78,706      1,901,448
--------------------------------------------------------------------------------
AIRLINES--1.7%
Deutsche
Lufthansa AG                                              65,638      1,972,391
--------------------------------------------------------------------------------
Turk Hava Yollari
Anonim Ortakligi 1                                       254,200      1,541,705
                                                                   -------------
                                                                      3,514,096

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Bacou-Dalloz SA                                           11,380      1,576,605
--------------------------------------------------------------------------------
Quebecor World, Inc.                                     190,299      2,578,698
                                                                   -------------
                                                                      4,155,303

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--3.6%
Continental
Engineering Corp.                                        713,460        560,692
--------------------------------------------------------------------------------
Joongang Construction Co. Ltd.                           108,790      1,683,349
--------------------------------------------------------------------------------
Okumura Corp.                                            292,000      1,628,420
--------------------------------------------------------------------------------
Technical Olympic SA                                     633,130      1,408,996
--------------------------------------------------------------------------------
Vinci SA                                                  13,010      2,087,058
                                                                   -------------
                                                                      7,368,515


                    21 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.9%
RHJ International Ltd. 1                                  96,686   $  1,952,746
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%
Alarko Holding AS                                         76,577        182,933
--------------------------------------------------------------------------------
MACHINERY--0.5%
GEA Group AG                                              38,448      1,118,913
--------------------------------------------------------------------------------
MARINE--1.7%
Orient Overseas
International Ltd.                                       403,000      3,405,993
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--7.8%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
Nokia Oyj 1                                              183,650      4,642,679
--------------------------------------------------------------------------------
SunCorp
Technologies Ltd. 1                                    5,092,000        229,953
--------------------------------------------------------------------------------
Telefonaktiebolaget
LM Ericsson, B Shares                                    407,900      1,555,061
                                                                   -------------
                                                                      6,427,693

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.1%
Japan Digital
Laboratory Co. Ltd.                                      260,600      4,219,175
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%
Grande Holdings
Ltd. (The)                                             1,118,000        481,650
--------------------------------------------------------------------------------
Nichicon Corp.                                            99,600      1,370,716
--------------------------------------------------------------------------------
Tohoku Pioneer Corp.                                     119,900      1,718,105
                                                                   -------------
                                                                      3,570,471

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.9%
Canon, Inc.                                               32,170      1,808,484
--------------------------------------------------------------------------------
MATERIALS--3.4%
--------------------------------------------------------------------------------
CHEMICALS--1.2%
Arkema 1                                                  24,552      1,475,888
--------------------------------------------------------------------------------
Polynt SpA 1                                             260,256      1,025,390
                                                                   -------------
                                                                      2,501,278

--------------------------------------------------------------------------------
METALS & MINING--1.7%
Arcelor Mittal                                            22,585      1,201,078
--------------------------------------------------------------------------------
Hindalco
Industries Ltd.                                          629,200      2,218,032
                                                                   -------------
                                                                      3,419,110

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
PaperlinX Ltd.                                           331,300   $  1,066,034
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.4%
Cable & Wireless plc                                     618,005      2,280,034
--------------------------------------------------------------------------------
France Telecom SA                                        119,981      3,514,166
--------------------------------------------------------------------------------
Telecom Italia SpA                                       630,810      1,539,917
--------------------------------------------------------------------------------
Telefonos de Mexico
SA de CV, Cl. L                                          988,290      1,694,691
                                                                   -------------
                                                                      9,028,808

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.2%
KDDI Corp.                                                   243      1,907,710
--------------------------------------------------------------------------------
Vodafone Group plc                                       937,838      2,677,214
                                                                   -------------
                                                                      4,584,924

--------------------------------------------------------------------------------
UTILITIES--0.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
Okinawa Electric
Power Co. (The)                                           23,940      1,508,550
                                                                   -------------
Total Common Stocks
(Cost $164,611,171)                                                 200,066,736

--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--3.3%
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.21% 4,5
(Cost $6,813,546)                                      6,813,546      6,813,546

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $171,424,717)                                        100.2%   206,880,282
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                             (0.2)      (440,229)
                                                      --------------------------
NET ASSETS                                                 100.0%  $206,440,053
                                                      ==========================


                    22 | OPPENHEIMER INTERNATIONAL VALUE FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid security. The aggregate value of illiquid securities as of April 30, 2007 was $645,865, which represents 0.31% of the Fund's net assets. See Note 6 of accompanying Notes.

3. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of accompanying Notes.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES                                SHARES
                                                            APRIL 30,        GROSS        GROSS   APRIL 30,
                                                                 2006    ADDITIONS   REDUCTIONS        2007
------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.21%          --   69,753,205   62,939,659   6,813,546

                                                                                          VALUE    DIVIDEND
                                                                                     SEE NOTE 1      INCOME
------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.21%                            $6,813,546    $222,580

5. Rate shown is the 7-day yield as of April 30, 2007.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                         VALUE       PERCENT
--------------------------------------------------------------------------------
Japan                                                $ 36,263,913          17.5%
France                                                 26,804,510          13.0
United Kingdom                                         24,958,762          12.1
Switzerland                                            13,755,281           6.7
The Netherlands                                        13,428,741           6.5
Germany                                                12,814,525           6.2
Italy                                                  11,050,398           5.3
Korea, Republic of South                                9,504,771           4.6
United States                                           6,813,546           3.3
Ireland                                                 6,721,001           3.2
Turkey                                                  6,374,697           3.1
Hong Kong                                               5,384,319           2.6
Norway                                                  5,225,500           2.5
Finland                                                 4,642,679           2.2
Greece                                                  4,467,469           2.2
Sweden                                                  4,132,224           2.0
Belgium                                                 3,097,355           1.5
Canada                                                  2,578,698           1.2
India                                                   2,218,032           1.1
Mexico                                                  1,694,691           0.8
Denmark                                                 1,171,957           0.6
Australia                                               1,066,034           0.5
Bermuda                                                   844,590           0.4
China                                                     660,032           0.3
Thailand                                                  645,865           0.3
Taiwan                                                    560,692           0.3
                                                     ---------------------------
Total                                                $206,880,282         100.0%
                                                     ===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    23 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $164,611,171)                                              $  200,066,736
Affiliated companies (cost $6,813,546)                                                       6,813,546
                                                                                        ---------------
                                                                                           206,880,282
-------------------------------------------------------------------------------------------------------
Cash                                                                                            33,096
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                           82,402
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                       1,468,821
Shares of beneficial interest sold                                                             681,724
Investments sold                                                                               352,751
Other                                                                                            6,920
                                                                                        ---------------
Total assets                                                                               209,505,996

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Bank overdraft-foreign currencies (cost $217,363)                                              219,409
-------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                          304,903
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                        2,074,044
Shares of beneficial interest redeemed                                                         302,710
Distribution and service plan fees                                                              42,495
Shareholder communications                                                                      31,863
Transfer and shareholder servicing agent fees                                                   29,298
Foreign capital gains tax                                                                       15,224
Trustees' compensation                                                                          12,264
Other                                                                                           33,733
                                                                                        ---------------
Total liabilities                                                                            3,065,943

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $  206,440,053
                                                                                        ===============

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                              $       10,306
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 166,938,199
-------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              843,666
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions               3,420,770
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                           35,227,112
                                                                                        ---------------
NET ASSETS                                                                              $  206,440,053
                                                                                        ===============


                    24 | OPPENHEIMER INTERNATIONAL VALUE FUND

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $139,691,204 and
6,937,626 shares of beneficial interest outstanding)                                          $  20.14
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering
price)                                                                                        $  21.37
-------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $24,524,430 and 1,236,584 shares of
beneficial interest outstanding)                                                              $  19.83
-------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $42,223,127 and 2,131,457 shares of
beneficial interest outstanding)                                                              $  19.81
-------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$1,291.73 and 64.06 shares of beneficial interest outstanding)                                $  20.16

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    25 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $365,251)                   $    3,995,538
Affiliated companies                                                                           222,580
-------------------------------------------------------------------------------------------------------
Interest                                                                                       104,278
-------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                           3,115
-------------------------------------------------------------------------------------------------------
Other income                                                                                     1,314
                                                                                        ---------------
Total investment income                                                                      4,326,825

-------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------
Management fees                                                                              1,280,994
-------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                        240,439
Class B                                                                                        185,285
Class C                                                                                        318,881
-------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                        166,303
Class B                                                                                         51,470
Class C                                                                                         62,615
-------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                         38,056
Class B                                                                                         15,344
Class C                                                                                         15,337
-------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                     53,149
-------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                          11,882
-------------------------------------------------------------------------------------------------------
Other                                                                                           36,236
                                                                                        ---------------
Total expenses                                                                               2,475,991
Less reduction to custodian expenses                                                              (781)
Less waivers and reimbursements of expenses                                                     (4,243)
                                                                                        ---------------
Net expenses                                                                                 2,470,967

-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                        1,855,858


                    26 | OPPENHEIMER INTERNATIONAL VALUE FUND

-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                             $    6,025,449
Foreign currency transactions                                                                  923,199
                                                                                        ---------------
Net realized gain                                                                            6,948,648
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $15,224)                                   13,881,215
Translation of assets and liabilities denominated in foreign currencies                      4,995,977
                                                                                        ---------------
Net change in unrealized appreciation                                                       18,877,192

-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $   27,681,698
                                                                                        ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    27 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                   2007             2006
-------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   1,855,858    $     346,981
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 6,948,648        6,300,526
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            18,877,192       15,053,315
                                                                              -------------------------------
Net increase in net assets resulting from operations                             27,681,698       21,700,822

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (1,189,075)        (703,090)
Class B                                                                             (54,596)         (78,353)
Class C                                                                            (143,190)        (157,914)
Class Y                                                                                 (16)             (16)
                                                                              -------------------------------
                                                                                 (1,386,877)        (939,373)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (4,112,243)      (1,236,252)
Class B                                                                            (731,519)        (279,233)
Class C                                                                          (1,272,488)        (437,663)
Class Y                                                                                 (45)             (22)
                                                                              -------------------------------
                                                                                 (6,116,295)      (1,953,170)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          50,029,878       34,415,527
Class B                                                                           6,154,227        5,512,721
Class C                                                                          12,409,551       11,839,060
Class Y                                                                                  --            1,000
                                                                              -------------------------------
                                                                                 68,593,656       51,768,308

-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total increase                                                                   88,772,182       70,576,587
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                             117,667,871       47,091,284
                                                                              -------------------------------

End of period (including accumulated net investment income of
$843,666 and $499,808, respectively)                                          $ 206,440,053    $ 117,667,871
                                                                              ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    28 | OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED APRIL 30,                            2007          2006         2005      2004 1
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   17.84      $  14.43     $  12.98     $ 10.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .28 2         .12 2        .15 2       .01
Net realized and unrealized gain                            2.93          3.84         2.10        3.02
                                                       -------------------------------------------------
Total from investment operations                            3.21          3.96         2.25        3.03
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.20)         (.20)          --          --
Distributions from net realized gain                        (.71)         (.35)        (.80)       (.05)
                                                       -------------------------------------------------
Total dividends and/or distributions to shareholders        (.91)         (.55)        (.80)       (.05)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   20.14      $  17.84     $  14.43     $ 12.98
                                                       =================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         18.49%        27.98%       17.74%      30.35%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 139,691      $ 76,304     $ 29,831     $ 6,753
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 100,351      $ 52,647     $ 11,186     $ 6,126
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       1.51%         0.72%        1.05%       0.14%
Total expenses                                              1.36% 5       1.43%        1.63%       2.13%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses          1.36%         1.43%        1.54%       1.70%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       38%           49%          60%         30%

1. For the period from August 1, 2003 (commencement of operations) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     1.36%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    29 | OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED APRIL 30,                           2007          2006        2005 1
--------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  17.60      $  14.28    $    12.99
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                              .11          (.02)          .01
Net realized and unrealized gain                           2.88          3.79          2.08
                                                       -------------------------------------
Total from investment operations                           2.99          3.77          2.09
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)         (.10)           --
Distributions from net realized gain                       (.71)         (.35)         (.80)
                                                       -------------------------------------
Total dividends and/or distributions to shareholders       (.76)         (.45)         (.80)
--------------------------------------------------------------------------------------------
Net asset value, end of period                         $  19.83      $  17.60    $    14.28
                                                       =====================================

--------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        17.39%        26.82%        16.47%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 24,525      $ 15,876    $    7,695
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 18,659      $ 12,099    $    1,997
--------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               0.62%        (0.16)%        0.04%
Total expenses                                             2.27% 5       2.34%         2.59%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses         2.27%         2.34%         2.45%
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                      38%           49%           60%

1. For the period from May 6, 2004 (inception of offering) to April 30, 2005.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     2.27%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    30 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS C     YEAR ENDED APRIL 30,                           2007          2006     2005 1
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  17.59      $  14.28    $ 12.99
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                              .13          (.01)       .02
Net realized and unrealized gain                           2.88          3.80       2.07
                                                       ----------------------------------
Total from investment operations                           3.01          3.79       2.09
-----------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.08)         (.13)        --
Distributions from net realized gain                       (.71)         (.35)      (.80)
                                                       ----------------------------------
Total dividends and/or distributions to shareholders       (.79)         (.48)      (.80)
-----------------------------------------------------------------------------------------
Net asset value, end of period                         $  19.81      $  17.59    $ 14.28
                                                       ==================================

-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        17.51%        26.98%     16.47%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 42,223      $ 25,487    $ 9,565
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 31,937      $ 17,903    $ 2,364
-----------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               0.71%        (0.09)%     0.12%
Total expenses                                             2.16% 5       2.23%      2.44%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses         2.16%         2.23%      2.41%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                      38%           49%        60%

1. For the period from May 6, 2004 (inception of offering) to April 30, 2005.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     2.16%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    31 | OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED APRIL 30,                          2007            2006 1
----------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 17.84          $ 15.61
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                    .34              .07
Net realized and unrealized gain                          2.94             2.76
                                                       ---------------------------
Total from investment operations                          3.28             2.83
----------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.25)            (.25)
Distributions from net realized gain                      (.71)            (.35)
                                                       ---------------------------
Total dividends and/or distributions to shareholders      (.96)            (.60)
----------------------------------------------------------------------------------
Net asset value, end of period                         $ 20.16          $ 17.84
                                                       ===========================

----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       18.89%           18.68%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $     1          $     1
----------------------------------------------------------------------------------
Average net assets (in thousands)                      $     1          $     1
----------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     1.87%            0.73%
Total expenses                                            0.94% 5,6,7      1.01% 5
----------------------------------------------------------------------------------
Portfolio turnover rate                                     38%              49%

1. For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     0.94%

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    32 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Value Fund (the Fund), a series of Oppenheimer International Value Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities


                    33 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's


                    34 | OPPENHEIMER INTERNATIONAL VALUE FUND

Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $  3,714,804      $  2,614,747           $  543,185        $  33,717,055

1. The Fund had $543,185 of post-October foreign currency losses which were deferred.

2. During the fiscal year ended April 30, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended April 30, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for April 30, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                                       REDUCTION TO
                                    REDUCTION TO    ACCUMULATED NET
             INCREASE TO         ACCUMULATED NET      REALIZED GAIN
             PAID-IN CAPITAL   INVESTMENT INCOME   ON INVESTMENTS 4
             ------------------------------------------------------
             $  554,084               $  125,123         $  428,961

4. $714,979, including $398,562 of long-term capital gain, was distributed in connection with Fund share redemptions.


                    35 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended April 30, 2007 and April 30, 2006 was as follows:

                                                YEAR ENDED       YEAR ENDED
                                            APRIL 30, 2007   APRIL 30, 2006
     ----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                           $ 5,959,147      $ 2,412,953
     Long-term capital gain                      1,544,025          479,590
                                               ----------------------------
     Total                                     $ 7,503,172      $ 2,892,543
                                               ============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities          $ 173,157,275
     Federal tax cost of other investments     (18,716,254)
                                             -------------
     Total federal tax cost                  $ 154,441,021
                                             =============

     Gross unrealized appreciation           $  38,819,001
     Gross unrealized depreciation              (5,101,946)
                                             -------------
     Net unrealized appreciation             $  33,717,055
                                             =============

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2007, the Fund's projected benefit obligations were increased by $8,779 and payments of $1,888 were made to retired trustees, resulting in an accumulated liability of $9,100 as of April 30, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral


                    36 | OPPENHEIMER INTERNATIONAL VALUE FUND by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    37 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED APRIL 30, 2007     YEAR ENDED APRIL 30, 2006 1
                               SHARES         AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                        4,011,495   $ 74,723,939       2,902,583   $  45,575,737
Dividends and/or
distributions reinvested      244,920      4,504,013         109,433       1,690,742
Redeemed                   (1,595,437)   (29,198,074) 2     (802,097)    (12,850,952) 3
                           -------------------------------------------------------------
Net increase                2,660,978   $ 50,029,878       2,209,919   $  34,415,527
                           =============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                          627,709   $ 11,416,302         580,053   $   8,933,079
Dividends and/or
distributions reinvested       38,254        695,073          20,608         315,304
Redeemed                     (331,278)    (5,957,148) 2     (237,512)     (3,735,662) 3
                           -------------------------------------------------------------
Net increase                  334,685   $  6,154,227         363,149   $   5,512,721
                           =============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                          975,644   $ 17,699,486         962,649   $  14,784,588
Dividends and/or
distributions reinvested       67,708      1,228,966          32,945         503,401
Redeemed                     (360,930)    (6,518,901) 2     (216,310)     (3,448,929) 3
                           -------------------------------------------------------------
Net increase                  682,422   $ 12,409,551         779,284   $  11,839,060
                           =============================================================

----------------------------------------------------------------------------------------
CLASS Y
Sold                               --   $         --              64   $       1,000
Dividends and/or
distributions reinvested           --             --              --              --
Redeemed                           --             --              --              --
                           -------------------------------------------------------------
Net increase                       --   $         --              64   $       1,000
                           =============================================================

1. For the year ended April 30, 2006, for Class A, Class B and Class C shares and for the period from September 27, 2005 (inception of offering) to April 30, 2006, for Class Y shares.

2. Net of redemption fees of $2,460, $457 and $783 for Class A, Class B and Class C shares.

3. Net of redemption fees of $1,753, $403 and $596 for Class A, Class B and Class C shares.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2007, were as follows:

                                  PURCHASES          SALES
      ----------------------------------------------------
      Investment securities   $ 115,068,707   $ 55,261,189


                    38 | OPPENHEIMER INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

      FEE SCHEDULE
      -----------------------------------------------
      Up to $500 million                        0.85%
      Next $500 million                         0.75
      Over $1.0 billion                         0.70

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2007, the Fund paid $270,698 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated


                    39 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at March 31, 2007 for Class B and Class C shares were $355,074 and $223,857, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
April 30, 2007        $ 183,954        $ 73,085        $ 28,156         $ 5,017

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total expenses" will not exceed 1.70% for Class A shares, 2.45% for Class B shares and Class C shares, and 1.45% for Class Y shares. The voluntary waiver and/or expense reimbursements may be amended or withdrawn at any time without prior notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended April 30, 2007, the Manager waived $4,243 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.


                    40 | OPPENHEIMER INTERNATIONAL VALUE FUND

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of April 30, 2007, the Fund had outstanding foreign currency contracts as follows:

                                                CONTRACT
                                   EXPIRATION     AMOUNT       VALUATION AS OF     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                    DATES     (000S)        APRIL 30, 2007   APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Japanese Yen [JPY]              5/1/07-5/7/07     57,064 JPY       $   477,689       $    201      $     236
                                                                                     ------------------------
CONTRACTS TO SELL
Euro [EUR]                            9/28/07     10,300 EUR         4,128,811             --        304,667
Japanese Yen [JPY]                    9/28/07    605,000 JPY         5,163,161         82,201             --
                                                                                     ------------------------
                                                                                       82,201        304,667
                                                                                     ------------------------
Total unrealized appreciation
and depreciation                                                                     $ 82,402      $ 304,903
                                                                                     ========================

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of April 30, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower.

      As of April 30, 2007, the Fund had no securities on loan.


                    41 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of April 30, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                    42 | OPPENHEIMER INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL VALUE TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Value Fund (a series of Oppenheimer International Value Trust), including the statement of investments, as of April 30, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period August 1, 2003 (commencement of operations) to April 30, 2005, were audited by another independent registered public accounting firm, whose report dated May 26, 2005, expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Value Fund as of April 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
June 14, 2007


                    43 | OPPENHEIMER INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.1787 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 11, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the fiscal year ended April 30, 2007 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $4,056,367 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2007, $56,626 or 4.08% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $4,040,271 or 88.36% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $406,074 of foreign income taxes paid by the Fund during the fiscal year ended April 30, 2007. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $2,773,700 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    44 | OPPENHEIMER INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                    45 | OPPENHEIMER INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took


                    46 | OPPENHEIMER INTERNATIONAL VALUE FUND account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Dominic Freud and the Manager's Global investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service as on the boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of all other retail front-end load and no-load international multi-cap value funds advised by the Manager and by other investment advisers. The Board noted that the Fund's since inception performance was better than its peer group median although its one-year performance was below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other international multi-cap value funds and other funds with comparable asset levels and distribution features. The Board noted that the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses so that total annual operating expenses will not exceed 1.70% for Class A shares, 2.45% for Class B shares and Class C shares and 1.45% for Class Y shares. The voluntary waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The


                    47 | OPPENHEIMER INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

Board noted that the Fund's contractual and actual management fees and total expenses are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                    48 | OPPENHEIMER INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS;
WITH FUND, LENGTH OF        OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
SERVICE, AGE                PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN

INDEPENDENT                 THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS
TRUSTEES                    6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924.
                            EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL
                            HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                            REMOVAL.

BRIAN F. WRUBLE,            General Partner of Odyssey Partners, L.P. (hedge
Chairman of the Board of    fund) (since September 1995); Director of Special
Trustees (since 2007),      Value Opportunities Fund, LLC (registered investment
Trustee (since 2005)        company) (since September 2004); Investment Advisory
Age: 64                     Board Member of Zurich Financial Services
                            (insurance) (since October 2004); Board of Governing
                            Trustees of The Jackson Laboratory (non-profit)
                            (since August 1990); Trustee of the Institute for
                            Advanced Study (non-profit educational institute)
                            (since May 1992); Special Limited Partner of Odyssey
                            Investment Partners, LLC (private equity investment)
                            (January 1999-September 2004) and Managing Principal
                            (1997-December 1998); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics
                            Institute of Bard College (August 1990-September
                            2001) (economics research); Director of Ray &
                            Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 62 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,            Trustee of the Committee for Economic Development
Trustee (since 2005)        (policy research foundation) (since 2005); Director
Age: 66                     of ICI Education Foundation (education foundation)
                            (since October 1991); President of the Investment
                            Company Institute (trade association) (October
                            1991-June 2004); Director of ICI Mutual Insurance
                            Company (insurance company) (October 1991-June
                            2004). Oversees 52 portfolios in the
                            OppenheimerFunds complex.

ROBERT G. GALLI,            A director or trustee of other Oppenheimer funds.
Trustee (since 2005)        Oversees 62 portfolios in the OppenheimerFunds
Age: 73                     complex.

PHILLIP A. GRIFFITHS,       Distinguished Presidential Fellow for International
Trustee (since 2005)        Affairs (since 2002) and Member (since 1979) of the
Age: 68                     National Academy of Sciences; Council on Foreign
                            Relations (since 2002); Director of GSI Lumonics
                            Inc. (precision medical equipment supplier) (since
                            2001); Senior Advisor of The Andrew W. Mellon
                            Foundation (since 2001); Chair of Science Initiative
                            Group (since 1999); Member of the American
                            Philosophical Society (since 1996); Trustee of
                            Woodward Academy (since 1983); Foreign Associate of
                            Third World Academy of Sciences; Director of the
                            Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999);
                            Provost at Duke University (1983-1991). Oversees 52 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,             Trustee of the American Symphony Orchestra
Trustee (since 2005)        (not-for-profit) (since October 1998); and Senior
Age: 64                     Vice President and General Auditor of American
                            Express Company (financial services company) (July
                            1998-February 2003). Oversees 52 portfolios in the
                            OppenheimerFunds complex.

JOEL W. MOTLEY,             Managing Director of Public Capital Advisors, LLC
Trustee (since 2005)        (privately-held financial adviser) (since 2006);
Age: 55                     Director of Columbia Equity Financial Corp.
                            (privately-held financial adviser) (since 2002);
                            Managing Director of Carmona Motley, Inc.
                            (privately-held financial adviser) (since January
                            2002); Managing Director of Carmona Motley Hoffman
                            Inc. (privately-held financial adviser) (January
                            1998-December 2001); Member of the Finance and
                            Budget Committee of the Council on Foreign
                            Relations, Member of the Investment Committee of the Episcopal


                    49 | OPPENHEIMER INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOEL W. MOTLEY,             Church of America, Member of the Investment
Continued                   Committee and Board of Human Rights Watch and the
                            Investment Committee of Historic Hudson Valley.
                            Oversees 52 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,         Director of Dominion Resources, Inc. (electric
Trustee (since 2005)        utility holding company) (February 1972-October
Age: 80                     2005); Former Director of Prime Retail, Inc. (real
                            estate investment trust), Dominion Energy Inc.
                            (electric power and oil & gas producer), Lumberman's
                            Mutual Casualty Company, American Motorists
                            Insurance Company and American Manufacturers Mutual
                            Insurance Company; Former President and Chief
                            Executive Officer of The Conference Board, Inc.
                            (international economic and business research).
                            Oversees 52 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,   Chairman of The Directorship Search Group, Inc.
Trustee (since 2005)        (corporate governance consulting and executive
Age: 75                     recruiting) (since 1993); Life Trustee of
                            International House (non-profit educational organization); Former Trustee of the Historical
                            Society of the Town of Greenwich; Former Director of
                            Greenwich Hospital Association; Founder, Chairman and Chief Executive Officer of Russell Reynolds
                            Associates, Inc. (1969-1993); Banker at J.P. Morgan
                            & Co. (1958-1966); 1st Lt. Strategic Air Command,
                            U.S. Air Force (1954-1958). Oversees 52 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,           Director of the following medical device companies:
Trustee (since 2003)        Medintec (since 1992) and Cathco (since 1996);
Age: 66                     Director of Lakes Environmental Association (since
                            1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since
                            1994); Director of Fortis/Hartford mutual funds
                            (1994-December 2001). Oversees 52 portfolios in the
                            OppenheimerFunds complex.

PETER I. WOLD,              President of Wold Oil Properties, Inc. (oil and gas
Trustee (since 2003)        exploration and production company) (since 1994);
Age: 59                     Vice President, Secretary and Treasurer of Wold
                            Trona Company, Inc. (soda ash processing and production) (1996-2006); Vice President of American
                            Talc Company, Inc. (talc mining and milling) (since
                            1999); Managing Member of Hole-in-the-Wall Ranch
                            (cattle ranching) (since 1979); Director and
                            Chairman of the Denver Branch of the Federal Reserve
                            Bank of Kansas City (1993-1999); and Director of
                            PacifiCorp. (electric utility) (1995-1999). Oversees
                            52 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE          THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL
AND OFFICER                 CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
                            NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE
                            FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                            RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                            AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                            RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                            INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                            OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,             Chairman, Chief Executive Officer and Director of
Trustee, President and      the Manager (since June 2001); President of the
Principal Executive         Manager (September 2000-March 2007); President and a
Officer                     director or trustee of other Oppenheimer funds;
(since 2003)                President and Director of Oppenheimer Acquisition
Age: 57                     Corp. ("OAC") (the Manager's parent holding company)
                            and of Oppenheimer Partnership Holdings, Inc.
                            (holding company subsidiary of the Manager) (since
                            July 2001); Director of OppenheimerFunds
                            Distributor, Inc. (subsidiary of the Manager) (since
                            November 2001); Chairman and Director of Shareholder
                            Services, Inc. and of Shareholder Financial
                            Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July
                            2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                            Management,


                    50 | OPPENHEIMER INTERNATIONAL VALUE FUND

JOHN V. MURPHY,             Inc., Centennial Asset Management Corporation,
Continued                   Trinity Investment Management Corporation and
                            Tremont Capital Management, Inc. (since November
                            2001), HarbourView Asset Management Corporation and
                            OFI Private Investments, Inc. (since July 2001);
                            President (since November 1, 2001) and Director
                            (since July 2001) of Oppenheimer Real Asset
                            Management, Inc.; Executive Vice President of
                            Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of
                            DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995);
                            Member of the Investment Company Institute's Board of Governors (since October 3, 2003); Chief
                            Operating Officer of the Manager (September
                            2000-June 2001); President and Trustee of MML Series
                            Investment Fund and MassMutual Select Funds
                            (open-end investment companies) (November
                            1999-November 2001); Director of C.M. Life Insurance
                            Company (September 1999-August 2000); President,
                            Chief Executive Officer and Director of MML Bay
                            State Life Insurance Company (September 1999-August
                            2000); Director of Emerald Isle Bancorp and Hibernia
                            Savings Bank (wholly-owned subsidiary of Emerald
                            Isle Bancorp) (June 1989-June 1998). Oversees 99 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OTHER OFFICERS OF THE       THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE
FUND                        AS FOLLOWS: FOR MESSRS. FREUD, ZACK, GILLESPIE AND
                            MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225
                            LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                            MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS.
                            IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                            80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE
                            TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                            DEATH OR REMOVAL.

DOMINIC FREUD,              Vice President of the Manager (since April 2003).
Vice President and          Partner and European Equity Portfolio Manager at SLS
Portfolio                   Management (January 2002-February 2003) prior to
Manager (since 2003)        which he was head of the European equities desk and
Age: 48                     managing director at SG Cowen (May 1994-January
                            2002). An officer of 2 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,           Senior Vice President and Chief Compliance Officer
Vice President and          of the Manager (since March 2004); Vice President of
Chief Compliance Officer    OppenheimerFunds Distributor, Inc., Centennial Asset
(since 2004)                Management Corporation and Shareholder Services,
Age: 56                     Inc. (since June 1983). Former Vice President and
                            Director of Internal Audit of the Manager (1997-
                            February 2004). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,            Senior Vice President and Treasurer of the Manager
Treasurer and Principal     (since March 1999); Treasurer of the following:
Financial & Accounting      HarbourView Asset Management Corporation,
Officer (since 2003)        Shareholder Financial Services, Inc., Shareholder
Age: 47                     Services, Inc., Oppenheimer Real Asset Management,
                            Inc. and Oppenheimer Partnership Holdings, Inc.
                            (since March 1999), OFI Private Investments, Inc.
                            (since March 2000), OppenheimerFunds International
                            Ltd. (since May 2000), OppenheimerFunds plc (since
                            May 2000), OFI Institutional Asset Management, Inc.
                            (since November 2000), and OppenheimerFunds Legacy
                            Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief
                            Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000);
                            Assistant Treasurer of the following: OAC (since
                            March 1999), Centennial Asset Management Corporation
                            (March 1999-October 2003) and OppenheimerFunds
                            Legacy Program (April 2000-June 2003); Principal and
                            Chief Operating Officer of Bankers Trust
                            Company-Mutual Fund Services Division (March
                            1995-March 1999). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,          Vice President of the Manager (since February 2007);
Assistant Treasurer         Assistant Vice President of the Manager (August
(since 2004)                2002-February 2007); Manager/Financial Product
Age: 36                     Accounting of the Manager (November 1998-July 2002).
                            An officer of 99 portfolios in the OppenheimerFunds complex.


                    51 | OPPENHEIMER INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN C. SZILAGYI,          Assistant Vice President of the Manager (since July
Assistant Treasurer         2004); Director of Financial Reporting and
(since 2005)                Compliance of First Data Corporation (April
Age: 37                     2003-July 2004); Manager of Compliance of Berger
                            Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data Services,
                            Inc. (September 2000-May 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,             Executive Vice President (since January 2004) and
Secretary (since 2003)      General Counsel (since March 2002) of the Manager;
Age: 58                     General Counsel and Director of the Distributor
                            (since December 2001); General Counsel of Centennial
                            Asset Management Corporation (since December 2001);
                            Senior Vice President and General Counsel of
                            HarbourView Asset Management Corporation (since
                            December 2001); Secretary and General Counsel of OAC
                            (since November 2001); Assistant Secretary (since
                            September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and
                            OppenheimerFunds plc; Vice President and Director of
                            Oppenheimer Partnership Holdings, Inc. (since
                            December 2002); Director of Oppenheimer Real Asset
                            Management, Inc. (since November 2001); Senior Vice
                            President, General Counsel and Director of
                            Shareholder Financial Services, Inc. and Shareholder
                            Services, Inc. (since December 2001); Senior Vice
                            President, General Counsel and Director of OFI
                            Private Investments, Inc. and OFI Trust Company
                            (since November 2001); Vice President of
                            OppenheimerFunds Legacy Program (since June 2003);
                            Senior Vice President and General Counsel of OFI
                            Institutional Asset Management, Inc. (since November
                            2001); Director of OppenheimerFunds (Asia) Limited
                            (since December 2003); Senior Vice President (May
                            1985-December 2003), Acting General Counsel
                            (November 2001-February 2002) and Associate General
                            Counsel (May 1981-October 2001) of the Manager;
                            Assistant Secretary of the following: Shareholder
                            Services, Inc. (May 1985-November 2001), Shareholder
                            Financial Services, Inc. (November 1989-November
                            2001), and OppenheimerFunds International Ltd.
                            (September 1997-November 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,          Vice President and Associate Counsel of the Manager
Assistant Secretary         (since May 2004); First Vice President (April
(since 2004)                2001-April 2004), Associate General Counsel
Age: 39                     (December 2000-April 2004), Corporate Vice President
                            (May 1999-April 2001) and Assistant General Counsel
                            (May 1999-December 2000) of UBS Financial Services
                            Inc. (formerly, PaineWebber Incorporated). An officer of 99 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,       Senior Vice President and Deputy General Counsel of
Assistant Secretary         the Manager (since September 2004); First Vice
(since 2004)                President (2001-September 2004); Director
Age: 43                     (2000-September 2004) and Vice President (1998-2000)
                            of Merrill Lynch Investment Management. An officer of 99 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,           Vice President (since June 1998) and Senior Counsel
Assistant Secretary         and Assistant Secretary (since October 2003) of the
(since 2003)                Manager; Vice President (since 1999) and Assistant
Age: 41                     Secretary (since October 2003) of the Distributor;
                            Assistant Secretary of Centennial Asset Management
                            Corporation (since October 2003); Vice President and
                            Assistant Secretary of Shareholder Services, Inc.
                            (since 1999); Assistant Secretary of
                            OppenheimerFunds Legacy Program and Shareholder
                            Financial Services, Inc. (since December 2001);
                            Assistant Counsel of the Manager (August
                            1994-October 2003). An officer of 99 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                    52 | OPPENHEIMER INTERNATIONAL VALUE FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $20,000 in fiscal 2007 and $16,000 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $225,954 for fiscal 2007 and $156,805 for fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $6,536 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $225,954 in fiscal 2007 and $163,341 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

         No such services were rendered.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

    o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

    o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

    o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

    o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

    The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)    (1) Exhibit attached hereto.

       (2) Exhibits attached hereto.

       (3) Not applicable.

(b)     Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Trust

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/12/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/12/2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 06/12/2007